UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2012

VAMPT AMERICA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53998	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2212 Queen Anne Avenue N.
Seattle, WA  98109
(Address of principal executive offices)

866-725-0541
(Registrant’s telephone number, including area code)

518 17th Street, Suite 1000, Denver, Colorado 80202, 800-508-6149
(Registrant’s former name, address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

The purpose of this Amendment No. 1 on a Form 8-K/A is to amend the exhibit to our current report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2012.

Item 9.01	Financial Statements and Exhibits

10.1   Brewing Agreement dated January 1, 2012 *

*  Certain parts of this document have not been disclosed and have been filed separately with the Secretary, Securities and Exchange Commission, and are subject to a confidential treatment request made pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAMPT AMERICA, INC.

/s/ Richard Ikebuchi
Richard Ikebuchi
President and Director
Date: September 28, 2012